UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 20, 2013

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                  [      ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                  [      ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On August 20, 2013, Bel Fuse Inc. ("the Company") closed on its acquisition of privately-held Array Connector Corporation ("Array"), a manufacturer of aerospace and mil-spec connector products.  Miami-based Array had revenue of approximately $10 million for 2012.  The terms of the transaction were not disclosed.  A copy of the press release issued by the Company is included with this Form 8-K as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

As described in Item 7.01 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1    Press Release of Bel Fuse Inc. dated August 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2013	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bel Fuse Inc. dated August 21, 2013.